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                             COPYRIGHT SECURITY AGREEMENT

          This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of June 9, 1999 is made by STAR TELECOMMUNICATIONS, INC., a Delaware corporation, and certain of its Subsidiaries identified on the signature pages hereof (each a "Debtor" and collectively, "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender Group ("Secured Party").

                                       RECITALS

          A. Debtors and the Lender Group have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Debtors, and pursuant to which Debtors have granted to Secured Party, for the benefit of the Lender Group, security interests in (among other things) all or substantially all general intangibles of the Debtors.

          B. Pursuant to the Loan Agreement and as one of the conditions to the obligations of the Lender Group under the Loan Agreement, Debtors have agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the copyrights and other general intangibles described herein.

                                     ASSIGNMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:

          1.   DEFINITIONS; INTERPRETATION.

               (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "COPYRIGHT COLLATERAL" has the meaning set forth in SECTION 2.

          "COPYRIGHTS" has the meaning set forth in SECTION 2.

          "DEBTOR" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

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          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan
Agreement.

          "LENDER GROUP" means, individually and collectively, each of the Lenders and Agent.

          "LENDERS" means, individually and collectively, each of the financial institutions identified on the signature pages of the Loan Agreement, and any other Person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNITED STATES" and "U.S." each mean the United States of America, including all territories thereof and all protectorates thereof.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

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                    (vii)  Any captions and headings are for convenience of
     reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of the Debtors and supplemental rights and remedies in favor of Secured Party for the benefit of the Lender Group (whether under New York law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.

          2.   SECURITY INTEREST.

               (a) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE OBLIGATIONS OTHER THAN THE TERM LOAN AMOUNT. Each Debtor, as security for the payment and performance of the Obligations (other than the Term Loan Amount), hereby grants, assigns, transfers and conveys to Secured Party, for the benefit of the Lender Group, a continuing security interest in all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                    (i) all copyrights, rights, titles and interests in and to published and unpublished works of authorship that such Debtor owns or uses in its business or will in the future adopt and so use, and all copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or in the future may be, owned, created, authored (excluding all works for hire created by such Debtor for any other Person), acquired or used (whether pursuant to a license or otherwise) by such Debtor, in whole or in part (collectively, the "Copyrights"), all copyright registrations and applications for copyright registration that have heretofore been or may hereafter be issued thereon or applied for in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (the "Registrations"), all common law and other rights in and to the Copyrights throughout the world, including all copyright licenses (collectively, the "Copyright Rights"), and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable

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     by copyright and the right (but not the obligation) to sue or bring proceedings in the name of such Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

               (A) all of such Debtor's right, title and interest in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on SCHEDULE A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

               (B) all of such Debtor's right, title and interest in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on SCHEDULE A attached hereto, that may be secured under the law now or hereafter in force and effect;

               (C) all of such Debtor's right, title and interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

               (D) all of such Debtor's right, title and interest pursuant to or under licensing or other contracts in favor of such Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                    (ii) all inventions, designs, registrations, trade secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of such Debtor (referred to herein as "Proprietary Rights");

                    (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of such Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                    (iv) all proceeds of any and all of the foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Copyright Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, collected, exchanged or otherwise disposed

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     of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

               (b) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE TERM LOAN AMOUNT. Each Debtor, as security for the payment and performance of the Obligations in respect of the Term Loan Amount (including, without limitation, the principal thereof, interest thereon, and the fees and expenses specifically related thereto), hereby grants, assigns, transfers and conveys to Secured Party, for the benefit of the Lender Group, a continuing security interest in all of such Debtor's right, title and interest in, to and under the Copyright Collateral.

               (c) PRIORITY OF LIENS. The Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(a) shall have priority over the Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(b).

               (d) CONTINUING SECURITY INTEREST. Each Debtor hereby agrees that this Agreement shall create continuing security interests in the Copyright Collateral which shall remain in effect until terminated in accordance with
SECTION 17.

               (e) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Copyright Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

               (f) PERMITTED LICENSING. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, each Debtor may grant non-exclusive licenses of the Copyright Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          3. REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to Secured Party and the Lender Group and for the benefit of Secured Party and the Lender Group, in each case to the best of its knowledge, information, and belief, the following:

               (a) TRUE AND COMPLETE LIST. Set forth in SCHEDULE A is a true and complete list of all Copyrights, Registrations, and Copyright Rights owned, held, or used (whether pursuant to a license or otherwise) by such Debtor, in whole or in part;

               (b) POWERS. Such Debtor has full power, authority and legal right to pledge and to grant security interests to Secured Party for the benefit of the Lender Group in all right, title, and interest of such Debtor in and to the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

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               (c)  VALIDITY.  Each of the Registrations of such Debtor referred to in SCHEDULE A is valid, subsisting and enforceable, and such Debtor has properly complied in all material respects with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Registrations, and, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

               (d) TITLE. Such Debtor has rights in and good title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party and Permitted Liens); for any Copyright Collateral for which such Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, such Debtor is not in material default of any of its obligations thereunder and, other than (i) the parties to such licenses or licensing agreements, or (ii) in the case of any non-exclusive license or license agreement entered into by such Debtor or any such licensor regarding such Copyright Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by such Debtor or any such licensor with any other Person, no other Person has any rights in or to any of such Copyright Collateral;

               (e) NO VIOLATION. The execution, delivery and performance by such Debtor of this Agreement do not violate any provision of law or the Governing Documents of such Debtor or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which such Debtor is a party or by which such Debtor may be bound;

               (f) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding agreement of such Debtor enforceable in accordance with its terms; and

               (g) SECRECY. such Debtor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

          4. COVENANTS. Each Debtor covenants that so long as this Agreement shall be in effect, each such Debtor shall:

               (a) FURTHER ACTS. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be reasonably requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure such Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with

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respect to the Copyright Collateral.  Without limiting the generality of the foregoing sentence, each Debtor:

                    (i) hereby authorizes Secured Party in its sole discretion if such Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party, to modify this Agreement without first obtaining such Debtor's approval of or signature to such modification by amending SCHEDULE A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by such Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which such Debtor no longer has or claims any right, title or interest; and

                    (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, if such Debtor refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Secured Party, any amendments thereto, relative to all or any portion of the Copyright Collateral, without the signature of such Debtor where permitted by law;

               (b) COMPLIANCE WITH LAW. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral that is the subject of the Registrations and give such notice of copyright, prosecute such material claims, and do all other acts and take all other measures which, in such Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain such Copyright Collateral and all of such Debtor's rights therein, including diligently prosecute any material copyright application pending as of the date of this Agreement or thereafter;

               (c) COMPLIANCE WITH AGREEMENT. Comply with each of the terms and provisions of this Agreement, and not enter into any material agreement (for example, a material license agreement) which is inconsistent with the obligations of such Debtor under this Agreement without Secured Party's prior written consent; and

               (d) LIEN PROTECTION. Not permit the inclusion in any material contract to which such Debtor becomes a party of any provision that could or might impair or prevent the creation of security interests in favor of Secured Party, for the benefit of the Lender Group, in such Debtor's rights and interest in any material portion of any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

          5. NEW COPYRIGHTS, REGISTRATIONS AND COPYRIGHT RIGHTS. If any Debtor shall obtain rights to or develop any new works protectable by copyright, or become entitled to the benefit of any Copyright Rights, Registration or application for Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or

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Registration, the provisions of this Agreement shall automatically apply thereto. Each Debtor shall give Secured Party written notice (a) of any such work or such rights of material value to such Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with its filing of an application for any Registration for any Copyright, each Debtor shall execute and deliver a supplement to this Agreement in form and substance satisfactory to the Secured Party (or, at the election of Secured Party, a new Copyright Security Agreement substantially in the form of this Agreement), pursuant to which such Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, for the benefit of the Lender Group, and such Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

          6.   COPYRIGHT REGISTRATION, RENEWAL AND LITIGATION.

               (a) REGISTRATION. Except to the extent otherwise permitted under the Loan Agreement, each Debtor shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable works that are material to such Debtor's business or operations and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights that are material to such Debtor's business. Any expenses incurred in connection therewith shall be borne solely by such Debtor. Except as otherwise permitted in the Loan Agreement or this SECTION 6(a), no Debtor shall do any act or omit to do any act whereby any of the Copyright Collateral that is material to such Debtor's business may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by such Debtor without the prior written consent of Secured Party.

               (b) PROTECTION. Except as provided in SECTION 8 and notwithstanding SECTION 1, each Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of such Debtor's rights therein. Each Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at Debtors' expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Each Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of such Debtor and Secured Party with respect to such proceedings.

               (c) NOTICE. Each Debtor shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or any adverse determination in, any proceeding, application, suit or action of any kind described in SECTION 6(a) OR 6(b), or regarding such Debtor's claim of ownership in any of the Copyrights, Registrations or Copyright Rights, its right to register the same, or its right to keep and maintain such

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registration, whether before the United States Copyright Office or any United
States court or governmental agency. Each Debtor shall provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

          7. EVENTS OF DEFAULT. The occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder

          8. REMEDIES. Following the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and the other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to its security interests in any of the Copyright Collateral or any other Collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Each Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Copyright, Copyright Rights, Proprietary Right and any other Copyright Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any asset of such Debtor in which Secured Party has a security interest for the benefit of the Lender Group, including Secured Party's rights to sell or license general intangibles, inventory, tooling or packaging which is acquired by such Debtor (or its successors, permitted assignees, or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any Copyright, Registration, Copyright Right or Proprietary Right, and any license thereunder, in which event such Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights, Proprietary Right, or any license thereunder, the applicable Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          9. AUTHORIZATION. If any Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in such Debtor's name or in Secured Party's name, but at such Debtor's expense, and each Debtor hereby agrees to reimburse Secured Party in full upon demand for all reasonable expenses, including reasonable attorneys fees, incurred by Secured Party or any Lender in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of such Debtor or Secured Party therein. Each Debtor hereby appoints Secured Party, and authorizes, directs and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of such Debtor, with the

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power, (a) if such Debtor refuses or fails to do so timely, to execute in the name of such Debtor any financing statement or other instrument and any modification, supplement or amendment to this Agreement or any supplemental Copyright Security Agreement described in SECTIONS 4(a) OR 5 hereof, and do such other acts on such Debtor's behalf, that Secured Party may deem necessary or advisable to accomplish the purposes hereof, and (b) upon the occurrence and during continuation of any Event of Default, (i) to endorse such Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Copyright Collateral, (ii) to assert or retain any rights under any license agreement for any of the Copyright Collateral, including any rights of such Debtor arising under
Section 365(n) of the Bankruptcy Code, and (iii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Each Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable until termination of this Agreement.

          10. NOTICES. All notices and other communications hereunder to or from Secured Party and Debtors shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          11. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interests hereunder in respect of any Copyright Collateral are governed by federal law, in which case such choice of New York law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          12. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules and Exhibits hereto and thereto, which are incorporated herein by this reference, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

          13. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render

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illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          14. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

          15. LOAN AGREEMENT. Each Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

          16. NO INCONSISTENT REQUIREMENTS. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor hereby agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          17. TERMINATION. Upon the final payment in full in cash of the Obligations and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by the Debtors, at Debtors expense, as shall be necessary to evidence termination of the security interests granted by each Debtor to Secured Party, for the benefit of the Lender Group, hereunder.

          18. AGREEMENT TO BE BOUND BY LOAN AGREEMENT. By its execution and delivery of this Agreement or any joinder hereto, any Debtor that is not a party to the Loan Agreement or any joinder thereto nevertheless shall be deemed to have agreed to be bound by each provision in the Loan Agreement relating to the Debtors or their assets with the same force and effect as though such Debtor were party to the Loan Agreement or any joinder thereto, MUTATIS MUTANDIS.

          19. ADDITIONAL DEBTORS. The initial Debtors hereunder shall be such of the Debtors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Debtors, as required by the Loan Agreement or the other Loan Documents, may become parties hereto, as additional Debtors (each, an "Additional Debtor"), by executing and delivering a counterpart of this Agreement. Upon delivery of any such counterpart to Secured Party, notice of which is hereby waived by any other Debtor,

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each such Additional Debtor shall be a Debtor and shall be as fully a party hereto as if such Additional Debtor were an original signatory hereof. Each Debtor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Debtor, nor by any election of Secured Party not to cause any Person to become an Additional Debtor hereunder. This Agreement shall be fully effective as to any Debtor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Debtor hereunder.

                    [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.



             "Debtors"                 STAR TELECOMMUNICATIONS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       CEO TELECOMMUNICATIONS, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       CEO CALIFORNIA TELECOMMUNICATIONS, INC., a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 COMMUNICATIONS, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 LONG DISTANCE, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       HELVEY COM, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       LUCIUS ENTERPRISES, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       AS TELECOMMUNICATIONS, INC.,
                                       an Arizona corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 HOLDINGS I, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 HOLDINGS II, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       NATIONWIDE DISTRIBUTORS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       TECHNOLOGY LEASING, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 PHONECARD, L.P.,
                                       a Texas limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PLATFORM SERVICES, L.P.,
                                       a Delaware limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ------------------------------
                                       Title:


                                       INVESTMENT SERVICES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ------------------------------
                                       Title:


             "Secured Party"           FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as agent for
                                       the Lender Group


                                       By: /s/
                                           ------------------------------
                                       Title:

                                     SCHEDULE A

                              COPYRIGHT REGISTRATIONS



    Debtor           Country of      Registered      Registration    Registration
                    Registration      Copyright         Date            Number
---------------------------------------------------------------------------------
------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

---------------------------------------------------------------------------------



                             COPYRIGHT APPLICATIONS


    Debtor        Country of      Application       Application    Application
                 Application     for Copyright        Date           Number
---------------------------------------------------------------------------------
------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

------------        ------------     ----------      ------------    ------------

---------------------------------------------------------------------------------

                                    A-1